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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22551

MainStay DefinedTerm Municipal Opportunities Fund

 (Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address of principal executive offices) (Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-576-7000

Date of fiscal year end: May 31

Date of reporting period: August 31, 2012

Item 1. Schedule of Investments.

The schedule of investments for the period ended August 31, 2012 is filed herewith.

MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments ††† August 31, 2012 (Unaudited)

	Municipal Bonds 125.3% †	Principal Amount	Value

	Alabama 2.7% (2.1% of Managed Assets)
	Alabama State Port Authority Docks Facilities, Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 10/1/36 (a)	$10,920,000	$10,970,123
	Birmingham Jefferson Civic Center Authority, Special Tax Series A, Insured: AMBAC 4.125%, due 7/1/14	250,000	241,117
	Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	250,000	239,395
	Jefferson County, Public Building Authority Lease, Revenue Bonds 5.00%, due 4/1/26	4,500,000	2,908,125
			14,358,760
	Alaska 0.8% (0.6% of Managed Assets)
	Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,110,000	4,140,480

	Arizona 1.2% (0.9% of Managed Assets)
	Arizona Health Facilities Authority, Phoenix Children's Hospital, Revenue Bonds 5.00%, due 2/1/42	2,500,000	2,631,275
	Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 7/1/42	140,000	100,454
	Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	1,975,380
	Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,060,574
	Salt Verde Financial Corp., Revenue Bonds 5.00%, due 12/1/32	545,000	581,744
			6,349,427
	California 25.6% (20.3% of Managed Assets)
	Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	10,000,000	10,348,300
	Big Pine Unified School District, Capital Appreciation, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/40	5,050,000	1,096,910
	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
	Series A 5.125%, due 6/1/38	3,060,000	2,597,665
	5.60%, due 6/1/36	2,575,000	2,268,008
	California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
	6.50%, due 11/1/31	500,000	599,565
	6.50%, due 11/1/41	2,665,000	3,124,313
¤	California State Health Facility Authority, Stanford Health Clinics, Revenue Bonds Series A 5.00%, due 8/15/51 (b)	21,000,000	23,136,330
	Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	36,911
	Centinela Valley Union High School District, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	4,680,000	691,564
	Ceres Unified School District, Cabs-Election, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	792,986
	Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/1/37	12,675,000	13,938,064
	Desert Community College District, Capital Appreciation, Election 2004, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/46	74,230,000	11,651,141
	El Dorado Union High School District, Unlimited General Obligation
	(zero coupon), due 8/1/36	5,080,000	1,455,572
	(zero coupon), due 8/1/37	5,220,000	1,409,243
	(zero coupon), due 8/1/38	5,420,000	1,366,761
	(zero coupon), due 8/1/39	5,625,000	1,324,744
	(zero coupon), due 8/1/40	5,830,000	1,299,041
	(zero coupon), due 8/1/41	6,050,000	1,272,496
	Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	5,000,000	1,669,750
	Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/31	9,950,000	3,288,375
	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds Series A-1 5.125%, due 6/1/47	10,550,000	8,136,582
	Golden State Tobacco Securitization Corp., Revenue Bonds
	Series A, Insured: AGC-ICC, FGIC 5.00%, due 6/1/35 (b)(c)	16,110,000	16,615,693
	Insured: AGM, AMBAC, FSA 5.00%, due 6/1/45	4,020,000	4,129,264
	Inglewood Public Financing Authority, Cabs-Lease, Revenue Bonds
	(zero coupon), due 8/1/30	2,530,000	721,202
	(zero coupon), due 8/1/31	2,530,000	662,784
	Kings Canyon Joint Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,700,000	2,397,039
	Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: FGIC, NATL-RE 4.625%, due 2/1/24	215,000	200,720
	Marysville Joint Unified School District, Capital Project, Certificates of Participation
	Insured: AGM (zero coupon), due 6/1/25	1,850,000	969,418
	Insured: AGM (zero coupon), due 6/1/27	2,445,000	1,131,081
	Insured: AGM (zero coupon), due 6/1/33	2,800,000	836,332
	Insured: AGM (zero coupon), due 6/1/34	2,820,000	782,832
	Insured: AGM (zero coupon), due 6/1/38	2,820,000	596,261
	Insured: AGM (zero coupon), due 6/1/39	2,820,000	558,078
	Insured: AGM (zero coupon), due 6/1/40	2,820,000	522,208
	Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,480,000	2,586,371
	Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	20,190,000	1,992,349
	Pittsburg Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/40	1,640,000	337,971
	Richland School District, Unlimited General Obligation Series C, Insured: AGM (zero coupon), due 8/1/49	5,000,000	657,400
	San Bernardino City Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 8/1/31	5,000,000	1,783,950
	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
	Series A, Insured: NATL-RE (zero coupon), due 1/15/22	105,000	63,348
	Series A, Insured: NATL-RE (zero coupon), due 1/15/25	50,000	25,661
	Series A, Insured: NATL-RE (zero coupon), due 1/15/31	150,000	54,717
	Series A, Insured: NATL-RE 5.25%, due 1/15/30	900,000	899,955
	Series A, Insured: NATL-RE 5.375%, due 1/15/29	455,000	455,036
	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series C, Insured: NATL-RE 3.75%, due 8/1/28	2,220,000	1,955,776
	Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
	Insured: FGIC, NATL-RE 4.25%, due 9/1/14	50,000	49,370
	Insured: FGIC, NATL-RE 4.50%, due 9/1/17	100,000	96,867
	Insured: FGIC, NATL-RE 4.80%, due 9/1/20	105,000	100,164
	Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
	Series A, Insured: RADIAN 5.25%, due 9/1/31	630,000	481,270
	Series A, Insured: RADIAN 5.25%, due 9/1/34	2,550,000	1,886,770
	Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	165,000	156,626
	Stockton, California Unified School District, Unlimited General Obligation
	Series D, Insured: AGM (zero coupon), due 8/1/35	2,580,000	702,818
	Series D, Insured: AGM (zero coupon), due 8/1/40	13,930,000	2,789,065
			138,702,717
	Colorado 0.0%‡ (0.0%‡ of Managed Assets)
	E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	263,835
	Florida 4.4% (3.5% of Managed Assets)
¤	Miami-Dade County Florida, Transit Sales Surtax, Revenue Bonds 5.00%, due 7/1/42 (b)(c)	21,000,000	23,684,640
	Georgia 0.1% (0.1% of Managed Assets)
	Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	475,000	493,601
	Guam 0.1% (0.1% of Managed Assets)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	500,000	446,245
	Illinois 8.7% (6.9% of Managed Assets)
¤	Chicago, Unlimited General Obligation Series C 5.00%, due 1/1/40 (b)(c)	19,570,000	21,114,073
	Illinois Finance Authority Revenue, Lake Forest College, Revenue Bonds
	Series A 5.00%, due 10/1/22	500,000	536,760
	Series A 5.75%, due 10/1/32	1,000,000	1,042,690
	Series A 6.00%, due 10/1/48	2,200,000	2,278,980
¤	Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds Series B 5.00%, due 6/15/52 (b)(c)	20,000,000	22,178,555
			47,151,058
	Indiana 3.6% (2.9% of Managed Assets)
	Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,290,000	999,492
	City of Carmel, Barrington Carmel Project, Revenue Bonds
	Series A 7.00%, due 11/15/32	1,650,000	1,663,398
	Series A 7.125%, due 11/15/42	3,000,000	3,024,180
	Indiana Finance Authority, Environmental Revenue, U.S. Steel Corp. Project, Revenue Bonds 5.75%, due 8/1/42 (a)	6,250,000	6,205,500
	Indiana Finance Authority, King's Daughters Hospital & Healthcare, Revenue Bonds 5.50%, due 8/15/45	7,415,000	7,744,745
			19,637,315
	Iowa 3.8% (3.0% of Managed Assets)
	Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	4,218,987
	Iowa Finance Authority, Midwestern Disaster Relief Revenue, Alcoa Inc. Project, Revenue Bonds 4.75%, due 8/1/42	10,000,000	10,059,400
	Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds
	Series B 5.50%, due 10/1/31	2,105,000	2,032,567
	5.55%, due 10/1/37	4,680,000	4,437,389
			20,748,343
	Louisiana 4.8% (3.8% of Managed Assets)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp. Phase 1, Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,200,000	1,201,332
	Louisiana Public Facilities Authority, Archdiocese of New Orleans Project, Revenue Bonds Insured: CIFG 4.50%, due 7/1/37	19,000,000	19,142,690
	Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	346,980
	Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,111,232
	Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,200,336
	Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,790,616
			25,793,186
	Massachusetts 0.5% (0.4% of Managed Assets)
	Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	150,000	145,611
	Massachusetts Port Authority Facilities, Delta Airlines, Inc. Project, Revenue Bonds Series A, Insured: AMBAC 5.50%, due 1/1/19 (a)	50,000	50,018
	Massachusetts State Educational Financing Authority, Revenue Bonds Series J 4.375%, due 7/1/24 (a)	2,500,000	2,559,700
			2,755,329
	Michigan 15.2% (12.1% of Managed Assets)
	Detroit Sewage Disposal System Revenue, Revenue Bonds Series B, Insured: FGIC, NATL-RE 5.50%, due 7/1/29	17,200,000	19,020,276
	Detroit Water and Sewerage Department, Revenue Bonds
	Series A 5.00%, due 7/1/32	6,000,000	6,345,900
	Series A, Insured: AGM 5.00%, due 7/1/39	1,545,000	1,636,618
	Series A 5.25%, due 7/1/39	9,000,000	9,601,110
	Detroit, Michigan Water Supply System Revenue, Revenue Bonds
	Series A 5.25%, due 7/1/41	9,360,000	9,862,913
	Series A 5.75%, due 7/1/37	5,000,000	5,549,200
	Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,381,302
	Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series C 5.00%, due 11/1/29	8,855,000	9,541,617
	Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	3,165,012
	Michigan Finance Authority, Sparrow Obligated Group, Revenue Bonds 5.00%, due 11/15/36	2,500,000	2,735,075
	Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
	8.00%, due 4/1/30	1,195,000	1,349,681
	8.00%, due 4/1/40	500,000	559,850
	Michigan Tobacco Settlement Finance Authority, Revenue Bonds
	Series A 5.125%, due 6/1/22	6,385,000	5,622,631
	Series A 6.00%, due 6/1/48	5,080,000	4,224,579
			82,595,764
	Missouri 0.5% (0.4% of Managed Assets)
	St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds
	5.875%, due 8/15/32	750,000	764,122
	6.125%, due 8/15/42	2,120,000	2,158,160
			2,922,282
	Nebraska 3.9% (3.1% of Managed Assets)
¤	Central Plains Energy Project, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	21,339,000

	Nevada 2.4% (1.9% of Managed Assets)
	City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (c)	12,500,000	12,853,000
	New Hampshire 0.3% (0.2% of Managed Assets)
	Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured : ACA (zero coupon), due 1/1/24	4,740,000	1,628,948
	New Jersey 4.9% (3.9% of Managed Assets)
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
	5.125%, due 9/15/23 (a)	1,740,000	1,763,246
	5.25%, due 9/15/29 (a)	6,620,000	6,762,794
	7.00%, due 11/15/30 (a)(d)	2,500,000	2,509,600
	New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
	Series A 4.75%, due 6/15/32 (a)	1,000,000	999,930
	Series A 5.00%, due 6/15/37 (a)	1,000,000	1,010,420
	Series A 5.125%, due 6/15/43 (a)	1,000,000	1,017,250
	New Jersey Healthcare Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds Series B (zero coupon), due 7/1/36	100,000	28,678
	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	15,000,000	12,509,850
			26,601,768
	Ohio 13.8% (11.0% of Managed Assets)
¤	American Municipal Power, Inc., AMP Fremont Energy Center Project, Revenue Bonds Series B 5.00%, due 2/15/42 (b)(c)	20,945,000	23,410,615
	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
	Series A-2 5.875%, due 6/1/47	10,690,000	8,681,990
	Series A-2 6.00%, due 6/1/42	5,915,000	4,967,003
	Franklin County Ohio Hospital Facilities, Nationwide Children Hospital Project, Revenue Bonds Series B 5.00%, due 11/1/42 (b)	15,570,000	17,302,007
	Hamilton County Healthcare, Christ Hospital Project, Revenue Bonds 5.00%, due 6/1/42	5,580,000	5,931,484
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
	5.75%, due 12/1/32	6,700,000	7,054,631
	6.00%, due 12/1/42	7,000,000	7,422,800
			74,770,530
	Pennsylvania 8.2% (6.5% of Managed Assets)
	Harrisburg Parking Authority, Packaging Revenue, Revenue Bonds
	Series O, Insured: AMBAC 5.00%, due 8/1/14	145,000	143,317
	Series O, Insured: AMBAC 5.00%, due 8/1/16	60,000	58,654
	Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	48,386
	Montgomery County Industrial Development Authority, Acts Retirement, Life Communities, Revenue Bonds
	5.00%, due 11/15/28	1,350,000	1,464,979
	5.00%, due 11/15/29	500,000	538,820
¤	Pennsylvania State Turnpike Commission, Revenue Bonds Series D 5.125%, due 12/1/40 (b)(c)	19,025,000	20,841,637
	Philadelphia Authority Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31	2,500,000	2,345,675
	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds
	Series A 5.00%, due 7/1/34	2,000,000	2,018,660
	Series A 5.625%, due 7/1/36	5,975,000	6,323,761
	Series A 5.625%, due 7/1/42	10,120,000	10,646,038
			44,429,927
	Texas 5.3% (4.2% of Managed Assets)
	Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.00%, due 8/15/42	4,750,000	4,981,182
	Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	7,015,000	7,527,726
	Harris County-Houston Sports Authority, Revenue Bonds
	Series B, Insured: NATL-RE (zero coupon), due 11/15/13	250,000	234,608
	Series H, Insured: NATL-RE (zero coupon), due 11/15/28	30,000	11,981
	Series H, Insured: NATL-RE (zero coupon), due 11/15/33	200,000	59,154
	Series A, Insured: NATL-RE (zero coupon), due 11/15/34	180,000	51,408
	Series H, Insured: NATL-RE (zero coupon), due 11/15/35	200,000	51,820
	Series H, Insured: NATL-RE (zero coupon), due 11/15/37	200,000	45,526
	Series H, Insured: NATL-RE (zero coupon), due 11/15/38	125,000	26,734
	Series A, Insured: NATL-RE (zero coupon), due 11/15/40	865,000	162,897
	Series B, Insured: NATL-RE 5.25%, due 11/15/40	410,000	410,102
	Love Field Airport Modernization Corp., Southwest Airlines Co. Project, Revenue Bonds 5.25%, due 11/1/40	8,420,000	9,079,707
	Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/35	23,750,000	6,080,950
			28,723,795
	Vermont 0.3% (0.2% of Managed Assets)
	Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (a)	1,600,000	1,655,440

	Virginia 9.6% (7.6% of Managed Assets)
¤	Fairfax County Industrial Development Authority, Healthcare-Inova Health System, Revenue Bonds 5.00%, due 5/15/40 (b)(c)	18,770,000	20,929,825
¤	Norfolk Economic Development Authority, Health Care Facilities, Sentara Healthcare, Revenue Bonds Series B 5.00%, due 11/1/43 (b)(c)	19,575,000	21,951,985
	Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	12,655,000	9,093,377
			51,975,187
	Washington 4.0% (3.2% of Managed Assets)
¤	Washington State Healthcare Facility Authority, Providence Health & Services, Revenue Bonds Series A 5.00%, due 10/1/42 (b)(c)	19,335,000	21,615,167

	West Virginia 0.3% (0.2% of Managed Assets)
	Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	1,665,000	1,598,800

	Wisconsin 0.3% (0.3% of Managed Assets)
	Wisconsin Health & Educational Facilities Authority, Watertown Regional Medical Center, Revenue Bonds 5.00%, due 9/1/42	1,600,000	1,676,336

	Total Investments (Cost $666,318,526) (g)	125.3%	678,910,880
	Floating Rate Note Obligations	(25.9)	(140,605,000)
	Other Assets, Less Liabilities	0.6	3,669,848
	Net Assets applicable to Common Shares	100.0%	$541,975,728

Futures Contracts (0.0%) ‡	Contracts Short	Unrealized Appreciation (Depreciation) (e)
United States Treasury Note December 2012 (10 Year) (f)	(750)	$(236,250)
Total Futures Contracts
(Settlement Value $100,289,063)		$(236,250)

¤	Among the Fund's 10 largest holdings or issuers held, as of August 31, 2012. May be subject to change daily.

†††	On a daily basis New York Life Investments confirms that the value of the Fund's liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

†	Percentages indicated are based on Fund net assets applicable to Common Shares, unless otherwise noted.

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") issuer in exchange the Fund acquired TOB Residuals securities.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Floating rate - Rate shown is the rate in effect as of August 31, 2012.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of August 31, 2012.

(f)	As of August 31, 2012, cash in the amount of $825,000 is on deposit with a broker for futures transactions.

(g)	As of August 31, 2012, cost is $666,318,526 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,258,281
Gross unrealized depreciation	(665,927)
Net unrealized appreciation	$12,592,354

Managed assets are the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. TOBs) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:
ACA	-ACA Financial Guaranty Corp.
AGC-ICC	-Assured Guaranty Corporation—Insured Custody Certificates
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-Ambac Assurance Corp.
CIFG	-CIFG Group
FGIC	-Financial Guaranty Insurance Co.
FSA	-Financial Security Assurance, Inc.
NATL-RE	-National Public Finance Guarantee Corp.
RADIAN	-Radian Asset Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$678,910,880	$—	$678,910,880
Total Investments in Securities	$—	$678,910,880	$—	$678,910,880

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(236,250)	$—	$—	$(236,250)
Total Other Financial Instruments	$(236,250)	$—	$—	$(236,250)

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended August 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of August 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIOS OF INVESTMENTS August 31, 2012 Unaudited

SECURITIES VALUATION.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the Fund has adopted procedures for the valuation of the Fund's securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Board (the "Valuation Committee"). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (“Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (the "Manager"), aided to whatever extent necessary by the portfolio manager or sub-adviser of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

"Fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of August 31, 2012, for the Fund's investments are included at the end of the Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilizes third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which the market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund's Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended August 31, 2012 there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from third party pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of August 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices based on observable inputs supplied by a pricing agent or brokers selected by the Fund's Manager in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Temporary cash investments and securities valued at amortized cost are generally categorized as Level 2 in the hierarchy.

TENDER OPTION BONDS.

The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

The TOB Issuer receives Underlying Securities from the Fund through the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage).

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). A recourse TOB Residual is generally a TOB Residual issued by a TOB Issuer in which the TOB Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOB Issuer. If the Fund were to invest in a recourse TOB Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by holders of the TOB Floaters and the proceeds realized from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer. The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

Under accounting rules, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as “Floating Rate Note Obligations” in the Fund’s Schedule of Investments.

Item 2. Controls And Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher__________

Stephen P. Fisher

President and Principal Executive Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher__________

Stephen P. Fisher

President and Principal Executive Officer

Date: October 30, 2012

By:	/s/ Jack R. Benintende_________

Jack R. Benintende

Treasurer and Principal Financial and

Accounting Officer

Date: October 30, 2012